Exhibit 10.37

AMENDMENT
TO
CREDIT AGREEMENT

AMENDMENT, dated as of February 18, 2011 (the “Amendment”) to the CREDIT AGREEMENT dated as of December 31, 2010 (as amended, restated, supplemented or modified, the “Agreement”), by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ACETO REALTY LLC, a New York limited liability company, and RISING PHARMACEUTICALS, INC. (formerly known as Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Company” and collectively the “Companies”), the LENDERS which from time to time are parties to this Agreement (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders.

RECITALS

The Companies have requested certain amendments to the Credit Agreement as set forth herein and the Lenders and the Administrative Agent have agreed to such amendments subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1.
AMENDMENT TO CREDIT AGREEMENT

Section 1.1.  The definition of the term “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” shall mean, collectively, this Agreement, the Notes, the Security Documents, the Guaranties, the Subordination Agreement, any Pledge Agreements, and each other agreement executed in connection with the transactions contemplated hereby or thereby; provided, that, the Loan Documents shall not include Related Hedging Agreements.

Section 1.2.  Section 3.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Companies shall pay to the Administrative Agent for the account of, and pro rata distribution to each Lender, a commission fee equal to 0.25% of the stated amount of each Commercial Letter of Credit upon the issuance by the Issuing Lender of such Commercial Letter of Credit.”

 Section 1.3.  The reference to the text “Related Hedging Obligations” in the tenth line of Section 3.10(b) of the Credit Agreement is hereby amended and replaced with the text “Related Heding Agreements”.

Section 1.4.  The reference to the text “Within 45 days following the Closing Date” in the last sentence of Section 6.12 of the Credit Agreement is hereby amended and replaced with the text “On or before March 15, 2011”.

Section 1.5.  The reference to the text “Within forty five (45) days of the Closing Date” in Section 6.15 of the Credit Agreement is hereby amended and replaced with the text “On or before March 15, 2011”.

Section 1.6.  Section 8.01(o) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“the occurrence or existence of any default or other similar condition or event (however described) with respect to any Related Hedging Agreement;

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT

Section 2.1.  The Companies hereby represent and warrant to the Lenders and the Administrative Agent that each of the representations and warranties set forth in each Loan Document is true and correct is all material respects as of the date hereof with respect to the Companies, with the same effect as though made on the date hereof (unless any such representation and warranty is as of a specific date, in which event, as of such date), and are hereby incorporated herein in full by reference as if fully restated herein in its entirety.

Section 2.2.  To induce the Lenders and the Administrative Agent to enter into this Amendment the Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default.

ARTICLE 3.
MISCELLANEOUS

Section 3.1.  The amendments herein are limited specifically to the matters set forth above and for the specific instances and purposes for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Agreement or any other Loan Document or a waiver of any Default or Event of Default which may occur or may have occurred under the Agreement or any other Loan Document.

Section 3.2.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

Section 3.3.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have caused this Amendment to be duly executed as of the day and year first above written.

ACETO CORPORATION	ACETO AGRICULTURAL
CHEMICALS CORPORATION

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Chief Financial Officer	Title: Secretary/Treasurer

CDC PRODUCTS CORPORATION	ACCI REALTY CORP.

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Secretary/Treasurer	Title: Secretary/Treasurer

ACETO PHARMA CORP.	ARSYNCO INC.

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Secretary/Treasurer	Title: Secretary/Treasurer

ACETO REALTY LLC	RISING PHARMACEUTICALS, INC.
By: Aceto Corporation, its Sole Member	(f/k/a Sun Acquisition Corp.)

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Chief Financial Officer	Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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